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                                                                    EXHIBIT 10.8




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                  SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

                                   BETWEEN

                          SILVERLEAF RESORTS, INC.

                                     AND

                                JIM OESTREICH





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                              TABLE OF CONTENTS
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
R E C I T A L S . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

A M E N D M E N T . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

         Section 1.       Amendment of Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 2.       Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 3.       Ratification and Confirmation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
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                   SECOND AMENDMENT TO EMPLOYMENT AGREEMENT
                        WITH SILVERLEAF RESORTS, INC.


         THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (the "Second Amendment") is made between SILVERLEAF RESORTS, INC., a Texas corporation ("Silverleaf"), and JIM OESTREICH (the "Employee").


                               R E C I T A L S:

     A. Silverleaf and Employee have previously entered into that certain Employment Agreement dated effective as of December 30, 1997, and that certain First Amendment to Employment Agreement dated effective May 26, 1998 (collectively, the "Employment Agreement"); and

     B. Silverleaf and Employee now desire to amend certain terms of the Employment Agreement.

     NOW, THEREFORE, in consideration of the premises and terms hereinafter set forth, the parties agree as follows:

                              A M E N D M E N T:

     SECTION 1. AMENDMENT OF COMPENSATION. Section 3(b) of the Employment Agreement is hereby deleted and replaced with the following new Section 3(b) as of the Effective Date of this Second Amendment:

     SECTION 3. (b) BONUS COMPENSATION: Employee shall also be paid weekly commissions equal to the following percentages of Silverleaf's gross sales from timeshare and vacation contracts attributable to tours produced by the telemarketing division of Silverleaf for which Employee is directly responsible for the management: (1) two-tenths percent (0.2%) for contracts attributable to tours under Silverleaf's mini-vacation program; and (2) one-tenth percent (0.1%) for contracts attributable to Silverleaf's discovery program. The bonus compensation payable on such gross sales for each week shall be paid on the second Friday thereafter. This bonus compensation shall also be subject to adjustment from time to time by Silverleaf on a prospective basis.

     SECTION 2. EFFECTIVE DATE. This Second Amendment shall be effective as of ________________________________, 1998.

     SECTION 3. RATIFICATION AND CONFIRMATION. Except as amended by this Second Amendment, Silverleaf and Employee hereby ratify and confirm in all respects the terms and provisions of the Employment Agreement and agree to be bound thereby.
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     Executed this 29th day of September, 1998.

                                              "SILVERLEAF"

                                              SILVERLEAF RESORTS, INC.


                                              By: /s/ Robert E. Mead
                                                  ---------------------------
                                                  Authorized Officer

                                              "EMPLOYEE"


                                              /s/ Jim Oestreich
                                              -------------------------------
                                              JIM OESTREICH





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